CHANGE IN TERMS AGREEMENT

Anchor Mutual Savings Bank
215 E Market, PO Box 348
Aberdeen, Washington 98520
(360)532-6222

LOAN NUMBER	ORIGINAL PRINCIPAL BALANCE	CURRENT PRINCIPAL BALANCE	ORIGINAL AGREEMENT DATE	AGREEMENT CHANGE DATE
720319491	$1,819,000.00	$470,462.30	November 18, 2008	January 21, 2010
DESCRIPTION OF THE EXISTING DEBT ("Existing Debt")				
Promissory Note from Borrower to Lender dated November 18, 2008 in the Original Principal amount of One Million Eight Hundred Nineteen Thousand Dollars and 00/100 ($1,819,000.00), a Change in Terms dated 9/16/2009 with a current outstanding Principal Balance of Four Hundred Seventy Thousand Four Hundred Sixty-Two Dollars and 30/100 ($470,462.30).				

BORROWER INFORMATION

Paneltech International, L.L.C.
2999 John Stevens Way
Hoquiam, WA 98550

Paneltech Products, Inc.
2999 John Stevens Way
Hoquiam, WA 98550

BORROWER. The term "Borrower" means each party identified above.

LENDER. The term "Lender" means **Anchor Mutual Savings Bank** whose address is **215 E Market, PO Box 348, Aberdeen,** Washington **98520** , its successors and assigns.

COLLATERAL. The following items are the security documents related to this Agreement:

- Security Agreement dated **November 18, 2008** evidencing security interest in **UCC-1 filing on a new equipment to be purchased for this loan request and any other available equipment not previously filed on. Once Detailed equipment information is obtained during the purchase and installation phase a UCC-1 and UCC-3 filing with details on equipment will be filed on Equipment;.**

TERMS AND PROVISIONS. In consideration of the promises contained in this Agreement and in the instruments evidencing the Existing Debt, and of other good and valuable consideration, the sufficiency of which is acknowledged by the execution of this Agreement, Borrower agrees to the following provisions:

1. **The instrument evidencing the Existing Debt is modified and supplemented as follows:**
   See Exhibit A attached hereto and made a part hereof.

   All terms (except those modified by the agreement) of the original note and the mortgage (if applicable) remain intact.
2. **Ratification and Continued Validity.** Except for the terms expressly modified by this Agreement, by signing this Agreement Borrower acknowledges that Borrower is still bound by the terms of the instruments and prior modifications, extensions, and supplements evidencing the Existing Debt as if they were fully set forth and repeated in this Agreement and that those terms will continue to bind Borrower as provided in this Agreement and those instruments. Lender's consent to this Agreement does not waive the right to strictly enforce Lender's rights under this Agreement or the instruments evidencing the Existing Debt. Lender's consent to this Agreement does not mean that Lender must enter into another agreement like this one in the future. Lender and Borrower intend that this Agreement does not replace the Existing Debt but restates it as modified.
3. **Others Responsible for the Debt.** Lender and Borrower intend that anyone else who is liable for the Existing Debt, including, without limitation, cosigners, guarantors, and coborrowers, are not relieved of any obligation except as expressly relieved in this Agreement or other writing. Borrower agrees that the liability of each person who signed the instruments evidencing the Existing Debt, whether primary or secondary, continues in full force and effect, even if that person does not sign this Agreement. This promise applies not only to this Agreement but also to any extension, modification, or other agreement Borrower makes with Lender that represents a debt which includes cosigners, guarantors, coborrowers, and others having similar liability. Borrower understands that this Agreement is contingent on the continued liability of each person who signed the documents evidencing the Existing Debt, whether or not that person signs this Agreement.
4. **Pronouns and Gender.** In this Agreement, whenever the circumstances or the context so requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa.
5. **Miscellaneous Terms.** Borrower agrees that if Lender delays or forgoes enforcing Lender's rights under this Agreement in any particular instance, Lender retains the right to strictly enforce the same provision in any other instance, or later in the same instance. Every person signing this Agreement waives, to the extent allowed by law, presentment, demand, protest, and notice of

dishonor. Every person signing this Agreement agrees that Lender may renew, extend, supplement, or otherwise modify the debt represented by this Agreement and the documents evidencing the Existing Debt without the permission of any other person who is liable, and such modification will not release or reduce the liability of any party, even if that party does not sign this Agreement.

ORAL AGREEMENTS DISCLAIMER. Oral agreements or oral commitments to loan money, extend credit, or to forbear from enforcing repayment of a debt are not enforceable under Washington law.

By signing this Change In Terms Agreement, each Borrower acknowledges reading, understanding, and agreeing to all its provisions, and receiving a copy.

Paneltech International, L.L.C.

By: **Ronald H Iff** Date
Its: **Board Member of the Managing Member**

By: **L. D. Nott Company, Board Member of the Managing Member**

By: **Leroy Nott** Date
Its: **President**

By: **SORB Management Corporation, Board Member of the Managing Member**

By: **Scott Olmstead** Date
Its: **President**

Paneltech Products, Inc.

By: **Leroy Nott** Date
Its: **President**

By: **Scott Olmstead** Date
Its: **Secretary**

By signing this Change In Terms Agreement, Lender acknowledges reading, understanding, and agreeing to all its provisions.

Anchor Mutual Savings Bank

By: **Jami Hanson** Date
Its: **GH Business Banking Officer**

EXHIBIT A

Terms of assumption of debt by Paneltech Products, Inc.

Paneltech Products, Inc. having merged with Paneltech International, L.L.C. and Paneltech Products, Inc. being the surviving entity agrees to assume and be liable for all Paneltech International, L.L.C. current debt with Anchor Bank under all original loan documents. ____(LN) ____(SO)

Loan No. 720319491

Current outstanding principal balance $470,462.30
Line of Credit Note dated 11/18/2008 in the amount of $1,819,000.00 including all change in terms
Stepped fixed prepayment premium
Business Loan Agreement
Guaranty-Leroy Nott
Spousal Consent-Mary Olson Nott
Guaranty-Scott Olmstead
Spousal Consent-Rhoda Olmstead
Guaranty-Ronald H. Iff
Spousal Consent-Denise M. Iff
LLC Resolution-Paneltech International, L.L.C.
Agreement to Provide Insurance
Commercial Security Agreement
UCC filing on All Business Assets
Landlord's Waiver and Consent-Between Port of Grays Harbor, Paneltech International, L.L.C. and Anchor Mutual Savings Bank
Error and Omissions Compliance Agreement
Disbursement Register
Commercial Loan Settlement Statement
Customer Identification Form-Scott Olmstead, Ronald H. Iff and Leroy D. Nott

Loan No. 700301887

Current outstanding principal balance $7,711.71
Promissory Note dated 10/4/2005 in the amount of $45,000.00
Business Loan Agreement
Guaranty-Leroy Nott
Spousal Consent-Mary Olson Nott
Guaranty-Scott Olmstead
Spousal Consent-Rhoda Olmstead
Guaranty-Ronald H. Iff
LLC Resolution-Paneltech International, L.L.C.
Agreement to Provide Insurance
Commercial Security Agreement
UCC filing on 20 Rail Cars and road numbers 400128-400147
Error and Omissions Compliance Agreement
Disbursement Register

Customer Identification Form-Scott Olmstead, Ronald H. Iff and Leroy D. Nott
Applicant Status Form

Loan No. 710304170
Current outstanding principal balance $219,348.67
Promissory Note dated 2/2/2006 in the amount of $320,000.00
Business Loan Agreement
Guaranty-Leroy Nott
Spousal Consent-Mary Olson Nott
Guaranty-Scott Olmstead
Spousal Consent-Rhoda Olmstead
Guaranty-Ronald H. Iff
Spousal Consent-Denise M. Iff
Guaranty-LD Nott Company
Guaranty-SORB Management Company
LLC Resolution-Paneltech International, L.L.C.
Agreement to Provide Insurance
Commercial Security Agreement
UCC filing on All Business Assets
Error and Omissions Compliance Agreement
Disbursement Register
Customer Identification Form-Scott Olmstead, Ronald H. Iff and Leroy D. Nott
Applicant Status Form

Loan No. 700308973
Current outstanding principal balance $27,964.49
Promissory Note dated 1/22/2007 in the amount of $61000.00
Business Loan Agreement
Guaranty-Leroy Nott
Spousal Consent-Mary Olson Nott
Guaranty-Scott Olmstead
Spousal Consent-Rhoda Olmstead
Guaranty-Ronald H. Iff
Spousal Consent-Denise M. Iff
Guaranty-SORB Management Company
Guaranty-LD Nott Company
LLC Resolution-Paneltech International, L.L.C.
Agreement to Provide Insurance
Commercial Security Agreement
UCC filing on All Business Assets
Error and Omissions Compliance Agreement
Disbursement Register
Customer Identification Form-Scott Olmstead, Ronald H. Iff and Leroy D. Nott
Applicant Status Form

Loan No. 710298901
Current outstanding principal balance $1,170,423.66
Current outstanding principal balance $

Promissory Note dated 4/22/2005 in the amount of $1,750,000.00
Business Loan Agreement
Guaranty-Leroy Nott
Spousal Consent-Mary Olson Nott
Guaranty-Scott Olmstead
Spousal Consent-Rhoda Olmstead
Guaranty-Ronald H. Iff
Spousal Consent-Denise M. Iff
Guaranty-SORB Management Company
Guaranty-LD Nott Company
LLC Resolution-Paneltech International, L.L.C.
Agreement to Provide Insurance
Commercial Security Agreement
UCC filing on All Business Assets
Personal Property Lein Subordination-ShoreBank Pacific
Assignment of Commercial Security Agreement-ShoreBank Pacific
Error and Omissions Compliance Agreement
Disbursement Register
Customer Identification Form-Scott Olmstead, Ronald H. Iff and Leroy D. Nott
Applicant Status Form

Paneltech Products, Inc. acknowledges receipt and complete understanding of all loan documents and terms. ____(LN) ____(SO)

Paneltech Products, Inc. agrees and acknowledges that all assets it received from the merger with Paneltech International, L.L.C. which served as security for Anchor Bank's loans will remain subject to that security interest and in the same priority. ____(LN) ____(SO)

Paneltech Products, Inc.

By: Leroy Nott Date	By: Scott Olmstead Date
Its: President	Its: Secretary

Paneltech International, L.L.C.

By: Ronald H. Iff Date
Its: Board Member of the Managing Member

By: L.D. Nott Company, Board Member of the Managing Member

By: Leroy Not Date
Its:

By: SORB Management Corporation, Board Member of the Managing Member

By: Rhoda Olmstead Date
Its:

By Scott Olmstead Date
Its: President